                                                                     EXHIBIT 4.2

                             ASCEND COMMUNICATIONS

                         COMMON STOCK PURCHASE WARRANT


     Ascend Communications, Inc. , a Delaware corporation (the "Company"), hereby agrees that, for value received, ____________________________________, or its assigns, is entitled, subject to the terms set forth below, to purchase from the Company at any time or from time to time after August 15, 1996, and before 3:00 p.m., California time, on April ___, 1999, ______________ shares of the $0.001 par value common stock of the Company (the "Common Stock"), at an exercise price of $3.54 per share, subject to adjustment as provided herein.

     1. Exercise of Warrant. The purchase rights granted by this Warrant shall
        -------------------
be exercised (in minimum quantities of 50 shares) by the holder surrendering this Warrant with the form of exercise attached hereto duly executed by such holder, to the Company at its principal office, accompanied by payment, in cash or by cashier's check payable to the order of the Company, of the purchase price payable in respect of the Common Stock being purchased. If less than all of the Common Stock purchasable hereunder is purchased, the Company will, upon such exercise, execute and deliver to the holder hereof a new Warrant (dated the date hereof) evidencing the number of shares of Common Stock not so purchased. As soon as practicable after the exercise of this Warrant and payment of the purchase price, the Company will cause to be issued in the name of and delivered to the holder hereof, or as such holder may direct, a certificate or certificates representing the shares purchased upon such exercise. The Company may require that such certificate or certificates contain on the face thereof a legend substantially as follows:

     "The transfer of the shares represented by this certificate is restricted pursuant to the terms of a Common Stock Purchase Warrant dated August 15, 1996, issued by Ascend Communications, Inc., a copy of which is available for inspection at the offices of Ascend Communications, Inc. Transfer may not be made except in accordance with the terms of the Common Stock Purchase Warrant. In addition, no sale, offer to sell or transfer of the shares represented by this certificate shall be made unless a Registration Statement under the Federal Securities Act of 1933, as amended (the "Act"), with respect to such shares is then in effect or an exemption from the registration requirements of the Act is then in fact applicable to such shares."

     2.  Negotiability and Transfer.  This Warrant is issued upon the following
         --------------------------
terms, to which each holder hereof consents and agrees:

         (a) Until this Warrant is duly transferred on the books of the Company, the Company may treat the registered holder of this Warrant as absolute owner hereof for all purposes without being affected by any notice to the contrary.

         (b) Each successive holder of this Warrant, or of any portion of the rights represented thereby, shall be bound by the terms and conditions set forth herein.

     3. Antidilution Adjustments.  If the Company shall at any time hereafter
        ------------------------
divide or combine its outstanding shares of Common Stock, or declare a dividend payable in Common Stock, the exercise price in effect immediately prior to the subdivision, combination or record date for such dividend payable in Common Stock shall forthwith be proportionately increased, in the case of combination, or proportionately decreased, in the case of subdivision or declaration of a dividend payable in Common Stock, and each share of Common Stock purchasable upon exercise of this Warrant, immediately preceding such event, shall be changed to the number determined by dividing the then current exercise price by the exercise price as adjusted after such subdivision, combination or dividend payable in Common Stock.

     No fractional shares of Common Stock are to be issued upon the exercise of the Warrant, but the Company shall pay a cash adjustment in respect of any fraction of a share which would otherwise be issuable in an amount equal to the same fraction of the market price per share of Common Stock on the day of exercise as determined in good faith by the Company.

     In case of any capital reorganization or any reclassification of the shares of Common Stock of the Company, or in the case of any consolidation with or merger of the Company into or with another corporation, or the sale of all or substantially all of its assets to another corporation which is effected in such a manner that the holders of Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for Common Stock, then, as a part of such reorganization, reclassification, consolidation, merger or sale, as the case may be, lawful provision shall be made so that the holder of the Warrant shall have the right thereafter to receive, upon the exercise hereof, the kind and amount of shares of stock or other securities or property which the holder would have been entitled to receive if, immediately prior to such reorganization, reclassification, consolidation, merger or sale, the holder had held the number of shares of Common Stock which were then purchasable upon the exercise of the Warrant. In any such case, appropriate adjustment (as determined in good faith by the Board of Directors of the Company) shall be made in the application of the provisions set forth herein with respect to the rights and interest thereafter of the holder of the Warrant, to the end that the provisions set forth herein (including provisions with respect to adjustments of the exercise price) shall thereafter be applicable, as nearly as reasonably may be, in relation to any shares of stock or other property thereafter deliverable upon the exercise of the Warrant.

     When any adjustment is required to be made in the exercise price, initial or adjusted, the Company shall forthwith determine the new exercise price, and

         (a) prepare and retain on file a statement describing in reasonable detail the method used in arriving at the new exercise price; and

         (b) cause a copy of such statement to be mailed to the holder of the Warrant as of a date within ten (10) days after the date when the circumstances giving rise to the adjustment occurred.

     4.  Registration Rights.  Prior to making any disposition of the Warrant
         -------------------
or of any Common Stock purchased upon exercise of the Warrant, the holder will give written notice to the Company describing briefly the manner of any such proposed disposition. The holder will not make any such disposition until (i) the Company has notified him that, in the opinion of its counsel, registration under the Act is not required with respect to such disposition, or (ii) a Registration Statement covering the proposed distribution has been filed by the Company and has become effective. The Company agrees that, upon receipt of written notice from the holder hereof with respect to such proposed distribution, it will use its best efforts, in the consultation with the holder's counsel, to ascertain as promptly as possible whether or not registration is required, and will advise the holder promptly with respect thereto, and the holder will cooperate in providing the Company with information necessary to make such determination.

     If, at any time prior to April ___, 2000, the Company shall propose to file any Registration Statement (other than any registration on Forms S-4, S-8 or any other similarly inappropriate form or Registration Statement with respect to an initial public offering in which there are no selling shareholders) under the Securities Act of 1933, as amended, covering a public offering of the Company's Common Stock, it will notify the holder hereof at least forty-five (45) days prior to each such filing and will include in the Registration Statement (to the extent permitted by applicable regulation), but on one occasion only, the Common Stock purchased by the holder or purchasable by the holder upon the exercise of the Warrant to the extent requested by the holder hereof. Notwithstanding the foregoing, the number of shares of the holders of the Warrants proposed to be registered thereby shall be reduced pro rata with any other selling shareholder (other than the Company) upon the request of the managing underwriter of such offering. If the Registration Statement or Offering Statement filed pursuant to such forty-five (45) day notice has not become effective within six months following the date such notice is given to the holder hereof, the Company must again notify such holder in the manner provided above.

     At any time prior to April ___, 2000, and provided the Company has previously had a registration statement on Form S-1 or Form S-18 (or their equivalent) declared effective by the U.S. Securities and Exchange Commission and that a registration statement on Form S-3 (or its equivalent) is then available to the Company, and on a one-time basis only, if the holders of 60% or more of the Warrants and/or the shares acquired upon exercise of the Warrants request the registration of the Warrants and the shares on Form S-3 (or its equivalent), the Company shall promptly thereafter use its best efforts to effect the registration under the Securities Act of 1933, as amended, of all such Warrants and/or shares which such holders request in writing to be so registered, and in a manner corresponding to the methods of distribution described in such holders' request.

     All expenses of any such registrations referred to in this Section 4, except the fees of counsel to such holders and underwriting commissions or discounts, filing fees and any transfer or other taxes applicable to such Warrants and/or shares, shall be borne by the Company.

     Upon effectiveness of a Registration Statement which includes shares of Common Stock purchased or purchasable upon the exercise of this Warrant in accordance with a valid request under this Section 4, the rights under this Warrant of all holders to make another such request or election shall terminate. Each purchaser or transferee of a portion of this Warrant is responsible to determine whether his rights under this paragraph have been terminated by such an exercise. Any Warrants issued upon transfers subsequent to such an exercise shall have all of the provisions under this paragraph deleted.

     The Company will mail to each record holder, at the last known post office address, written notice of any exercise of the rights granted under this paragraph 4, by certified or registered mail, return receipt requested, and each holder shall have twenty (20) days from the date of deposit of such notice in the U.S. Mail to notify the Company in writing whether such holder wishes to join in such exercise.

     The Company will furnish the holder hereof with a reasonable number of copies of any prospectus included in such filings and will amend or supplement the same as required during the period of required use thereof; provided, that the expenses of any amendment or supplement made or filed more than three (3) months after the effective date of the Registration Statement or Offering Statement, at the request of any holder, shall be paid by such holder. The Company will maintain the effectiveness of any Registration Statement or the Offering Statement filed by the Company, whether or not at the request of the holder hereof, for at least six (6) months following the effective date thereof.

     The holder of the Warrant or the underlying shares shall have no right to require the Company to initially file any registration statement for the purpose of registering its shares for sale to the public.

     In the case of the filing of any Registration Statement, and to the extent permissible under the Securities Act of 1933, as amended, and controlling precedent thereunder, the Company and the holder hereof shall provide cross indemnification agreements to each other in customary scope covering the accuracy and completeness of the information furnished by each.

     The holder of the Warrant agrees to cooperate with the Company in the preparation and filing of any such Registration Statement or Offering Statement, and in the furnishing of information concerning the holder for inclusion therein, or in any efforts by the Company to establish that the proposed sale is exempt under the Act as to any proposed distribution.

     5.  Notices.  The Company shall mail to the registered holder of the
         -------
Warrant, at his last known post office address appearing on the books of the Company, not less than fifteen (15) days prior to the date on which (a) a record will be taken for the purpose of determining the holders of Common Stock entitled to dividends (other than cash dividends) or subscription rights, or (b) a record will be taken (or in lieu thereof, the transfer books will be closed) for the purpose of determining the holders of Common Stock entitled to notice of and to vote at a meeting of stockholders at which any capital reorganization, reclassification of shares of Common Stock, consolidation, merger, dissolution, liquidation, winding up or sale of substantially all of the Company's assets shall be considered and acted upon.

     6.  Reservation of Common Stock.  A number of shares of Common Stock
         ---------------------------
sufficient to provide for the exercise of the Warrant upon the basis herein set forth shall at all times be reserved for the exercise thereof.

     7.  Miscellaneous.  Whenever reference is made herein to the issue or sale
         -------------
of shares of Common Stock, the term "Common Stock" shall include any stock of any class of the Company other than preferred stock with a fixed limit on dividends and a fixed amount payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company.

     The Company will not by amendment of its Articles of Incorporation or through reorganization, consolidation, merger, dissolution or sale of assets, or by any other voluntary act or deed, avoid or seek to avoid the observance or performance of any of the covenants, stipulations or conditions to be observed or performed hereunder by the Company, but will, at all times in good faith, assist, insofar as it is able, in the carrying out of all provisions hereof and in the taking of all other action which may be necessary in order to protect the rights of the holder hereof against dilution.

     Upon written request of the holder of this Warrant, the Company will promptly provide such holder with a then current written list of the names and addresses of all holders of warrants originally issued under the terms of, and concurrent with, this Warrant.

     The representations, warranties and agreements herein contained shall survive the exercise of this Warrant. References to the "holder of" include the immediate holder of shares purchased on the exercise of this Warrant, and the word "holder" shall include the plural thereof. This Common Stock Purchase Warrant shall be interpreted under the laws of the State of Minnesota.

     All shares of Common Stock or other securities issued upon the exercise of the Warrant shall be validly issued, fully paid and non-assessable, and the Company will pay all taxes in respect of the issuer thereof.

     Notwithstanding anything contained herein to the contrary, the holder of this Warrant shall not be deemed a stockholder of the Company for any purpose whatsoever until and unless this Warrant is duly exercised.

     IN WITNESS WHEREOF, this Warrant has been duly executed by Ascend Communications, Inc., as of this 15th day of August, 1996.

                                                     ASCEND COMMUNICATIONS, INC.


                                                     By:________________________
                                                     Its:_______________________

                             WARRANT EXERCISE FORM

                  To be signed only upon exercise of Warrant.

     The undersigned, the holder of the within Warrant, hereby irrevocably elects to exercise the purchase right represented by such Warrant for, and to purchase thereunder, of the shares of Common Stock of Ascend Communications, Inc. to which such Warrant relates and herewith makes payment of $____________________________ therefor in cash or by certified check, and requests that such shares be issued and be delivered to, ____________________________, the address for which is set forth below the signature of the undersigned.


Dated:________________________________

______________________________________   ____________________________________
(Taxpayer's I.D. Number)                 (Signature)


                                         ____________________________________


                                         ____________________________________
                                         (Address)

                         ----------------------------

                                ASSIGNMENT FORM

            To be signed only upon authorized transfer of Warrant.

     FOR VALUE RECEIVED, the undersigned hereby sells, assigns, and transfers unto the right to purchase shares of Common Stock of Ascend Communications, Inc. to which the within Warrant relates and appoints, attorney, to transfer said right on the books of Ascend Communications, Inc. with full power of substitution in the premises.

Dated:_________________________________

                                          _____________________________________
                                          (Signature)


                                          ______________________________________


                                          ______________________________________
                                          (Address)

                             COMMON SHARE WARRANT

                          To Purchase Common Stock of
                          Ascend Communications, Inc.
                                August 15, 1996

     THIS CERTIFIES THAT, _______________ assigns is entitled to subscribe for and purchase from Ascend Communications, Inc., a Delaware corporation (the "Company") at any time after the date hereof to August 15, 1998, fully paid and nonassessable shares of the Company's Common Stock (the "Common Stock"), at the initial exercise price of $7.07 per share, subject to adjustment as hereinafter provided in Paragraph 4.

     This Warrant is subject to the following provisions, terms and conditions:

     1.  Exercise; Transferability.  The rights represented by this Warrant may
         -------------------------
be exercised by the holder hereof, in whole or in part (but not as to a fractional share of Common Stock), by written notice of exercise delivered to the Company twenty (20) days prior to the intended date of exercise and by the surrender of this Warrant (properly endorsed, if required) at the principal office of the Company and upon payment to it by certified or cashier's check of the purchase price for such shares.

     This Warrant may be transferred, or divided into two (2) or more Warrants of smaller denominations, subject to counsels opinion as provided by paragraph 7 herein, that such transfer is not in violation of federal or state securities laws.

     2.  Issuance of Shares.  The Company agrees that the shares of Common
         ------------------
Stock purchased hereby shall be and are deemed to be issued to the record holder hereof as of the close of business on the date on which this Warrant shall have been surrendered and the payment made for such shares as aforesaid. Subject to the provisions of the next succeeding paragraph, certificates for the shares of Common Stock so purchased shall be delivered to the holder hereof within a reasonable time, not exceeding ten (10) days after the rights represented by this Warrant shall have been so exercised, and, unless this Warrant has expired, a new Warrant date hereof to and including following date of Warrant representing the number of shares, if any, with respect to which this Warrant shall not then have been exercised shall also be delivered to the holder hereof within such time. Certificates issued upon exercise of this Warrant shall bear appropriate restrictive legends indicating that such shares have not been registered under the Securities Act of 1933, as amended, or applicable Blue Sky laws.

     Notwithstanding the foregoing, however, the Company shall not be required to deliver any certificate for shares of stock upon exercise of this Warrant, except in accordance with the provisions, and subject to the limitations, of paragraph 7 hereof.

     3.  Covenants of Company.  The Company covenants and agrees that all
         --------------------
Common Stock which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be duly authorized and issued, fully paid, nonassessable and free from all taxes, liens and charges with respect to the issue thereof, and without limiting the generality of the foregoing, the Company covenants and agrees that it will from time to time take all such action as may be required to assure that the par value per share of the Common Stock is at all times equal to or less than the then effective purchase price per share of the Common Stock issuable pursuant to this Warrant. The Company further covenants and agrees that during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized, and reserved for the purpose of issue or transfer upon exercise of the subscription rights evidenced by this Warrant, a sufficient number of shares of its Common Stock to provide for the exercise of the rights represented by this Warrant.

     4.  Anti-dilution Adjustments.  The above provisions are, however, subject
         -------------------------
to the following:

         (a) In case the Company shall at anytime hereafter subdivide or combine the outstanding shares of Common Stock or declare a dividend payable in Common Stock, the exercise price of this Warrant in effect immediately prior to the subdivision, combination or record date for such dividend payable in Common Stock shall forthwith be proportionately increased, in the case of combination, or decreased, in the case of subdivision or dividend payable in Common Stock, and each share of Common Stock purchasable upon exercise of the Warrant shall be changed to the number determined by dividing the then current exercise price by the exercise price as adjusted after the subdivision, combination, or dividend payable in Common Stock.

          (b) No fractional shares of Common Stock are to be issued upon the exercise of the Warrant, but the Company shall pay a cash adjustment in respect of any fraction of a share which would otherwise be issuable in an amount equal to the same fraction of the market price per share of Common Stock on the day of exercise as determined in good faith by the Company.

          (c) If any subdivision, capital reorganization or reclassification of the capital stock of the Company, or consolidation, or merger of the Company with another corporation, or the sale of all or substantially all of its assets to another corporation shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities, cash or assets with respect to or in exchange for Common Stock then, as a condition of such subdivision, reorganization, reclassification, consolidation, merger or sale, lawful and adequate provision shall be made whereby the holder hereof shall hereafter have the right to purchase and receive upon the basis and upon the terms and conditions specified in this warrant and in lieu of the shares of the Common Stock of the Company immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby, such shares of Common Stock, securities, cash, or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such Common Stock immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby had such subdivision, reorganization, reclassification, consolidation, merger or sale not taken place, and in any such case appropriate provisions shall be made with respect to the rights and interests of the holder of this Warrant to the end that the provisions hereof (including, without limitation, provisions for adjustments of the Warrant purchase price and of the number of shares purchasable upon the exercise of this Warrant) shall thereafter be applicable, as nearly as may be, in relation to any shares of Common Stock, securities, cash or assets thereafter deliverable upon the exercise hereof. The Company shall not effect any such subdivision, consolidation, merger or sale, unless prior to the consummation thereof the successor corporation (if other than the Company) resulting from such subdivision, consolidation or merger, or the corporation purchasing such assets shall assume by written instrument executed and mailed to the registered holder hereof at the last address of such holder appearing on the books of the Company, the obligation to deliver to such holder such shares of Common Stock, securities, cash or assets as, in accordance with the foregoing provisions, to which such holder may be entitled.

     Notwithstanding any language to the contrary set forth in this paragraph 4(c), if an occurrence or event described herein shall take place and a successor corporation or corporation purchasing assets shall survive the transaction then, at the election of the record holder hereof, such corporation shall be obligated to purchase this warrant (or the unexercised part hereof) from the record holder without requiring the holder to exercise all or part of the Warrant. If such corporation refuses to so purchase this Warrant then the Company shall purchase the warrant for cash. In either case the purchase price shall be the amount per share that shareholders of the outstanding common stock of the Company shall be entitled to receive as a result of the transaction multiplied by the number of shares covered by the warrant, minus the aggregate exercise price of the Warrant. Such purchase shall be closed within 60 days following the election of the holder to sell this Warrant.

         (d) Upon any adjustment of the Warrant purchase price, then and in each such case, the Company shall give written notice thereof, by first class mail, postage prepaid, addressed to the registered holder of this Warrant at the address of such holder as shown on the books of the Company, which notice shall state the Warrant purchase price resulting from such adjustment and the increase or decrease, if any, in the number of shares purchasable at such price upon the exercise of this Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

     5.  Common Stock.  As used herein, the term "Common Stock" shall mean and
         ------------
include the Company's currently authorized shares of Common Stock and shall also include any capital stock of any class of the Company authorized which shall not be limited to a fixed sum or percentage in respect of the rights of the holders thereof to participate in dividends or in the distribution, dissolution or winding up of the Company.

     6.  No Voting Rights.  This Warrant shall not entitle the holder hereof to
         ----------------
any voting rights or other rights as a stockholder of the Company.

     7.  Investment Intent; Notice of Transfer of Warrant or Resale of Shares.
         --------------------------------------------------------------------
Neither this Warrant nor the shares of Common Stock of the Company issuable upon exercise of this Warrant have been registered under the Securities Act of 1933, as amended. The Warrant is issued to the holder on the condition that the Warrant and any Common Stock purchased upon exercise of the Warrant (excepting Common Stock for which a notification under Regulation A or a registration statement has been filed and declared effective) are or will be purchased for investment purposes and not with an intent to distribute the same. The holder of this Warrant, by acceptance hereof, agrees to give written notice to the Company before transferring this Warrant, or transferring any Common Stock issued upon the exercise hereof, of such holder's intention to do so, describing briefly the manner of any proposed transfer. Promptly upon receiving such written notice, the Company shall present copies thereof to the Company's counsel. If in the opinion of such counsel the proposed transfer may be effected without registration or qualification (under federal or state law), the Com any, as promptly as practicable, shall notify such holder of such opinion, whereupon such holder shall be entitled to transfer this Warrant or to dispose of shares of Common Stock received upon the previous exercise hereof in accordance with the notice delivered by such holder to the Company and the opinion of the Company's counsel; provided, that an appropriate legend may be endorsed on this Warrant, or the certificates for such shares respecting restrictions upon transfer thereof necessary or advisable in the opinion of the Company's counsel to prevent further transfers which would be in violation of Section 5 of the Securities Act of 1933.

     If in the opinion of the counsel referred to in this paragraph 7 hereof, the proposed transfer or disposition of shares described in the written notice given pursuant to this paragraph 7 may not be effected without registration or qualification of this Warrant or the shares of Common Stock issued on the exercise hereof, the Company shall promptly give written notice thereof to the holder hereof, and such holder will limit its activities in respect thereto such as, in the opinion of such counsel, are permitted by law.

     8. Registration Rights.
        -------------------

         (a) If, during the period ending two years after the last exercise of any of these Warrants the Company proposes to register under the Securities Act of 1933, as amended, (except by a Form S-8 or S-4 registration statement or any successor registration statement, or other similar form of limited applicability) any of its securities it will give written notice to the Warrant holders of its intention to do so and, on the written request of holders of Warrants to purchase 50% or more of the securities which may be purchased upon exercise of Warrants then outstanding, given within twenty days after receipt of such notice (which request shall specify the Warrants or shares of common stock intended to be sold or disposed of by such registered holder), the Company will use its best efforts to cause the Warrants or underlying securities to be included in such notification or registration statement proposed to be filed by the Company; provided, that the Warrant holders agree that their shares or Warrants may be excluded from the offering if requested by the underwriters of the offering. All expenses of such offering, except the fees of special counsel to the Warrant holders and selling commissions shall be borne by the Company. Nothing herein shall prevent the Company from, at any time, abandoning or delaying any notification or registration, whether or not such notification or registration statement has been filed; and, furthermore, nothing herein shall require the Company to take any action or to refrain from taking any action in respect of any registration, it being agreed that the Warrant holders shall participate on the terms and the form of registration proposed by the Company. If any notification or registration shall be underwritten, in whole or in part, the Company may require that all Warrants or underlying securities requested for inclusion in such notification or registration statement be included in the underwriting on the same terms and conditions as the securities otherwise being sold to the underwriters.

         (b) Further, during the period ending two years after the last exercise of any of the Warrants, on a one-time basis only, but only after the Company has completed an initial public offering registered with the SEC, upon request by holders of Warrants in respect of 50% or more of the underlying securities which may be purchased upon exercise of these Warrants then outstanding, the Company will, at the expense of the requesting Warrant holders promptly take all necessary steps to register or qualify such Warrants or underlying securities under Section 3(b) or Section 5 of the Securities Act of 1933, as amended, and such state laws as the requesting Warrant holders may reasonably request, and will use its best efforts to cause such registrations or qualifications to become and remain effective for a period of at least 180 days. Expenses borne by the requesting Warrant holders shall not include the cost of any financial statements prepared in the normal course of the Company's business, and no charges shall be made for the services of any officers or employees of the Company in connection with any such registration.

         (c) The Company hereby indemnities the holder of any Common Stock issued or issuable hereunder, its officers and directors, if any, who control such holder of Common Stock within the meaning of Section 15 of the Securities Act of 1933, as amended, against all losses, claims, damages and liabilities caused by any untrue statement of a material fact contained in any registration statement, prospectus, notification or offering circular (and as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any preliminary prospectus or caused by any omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any untrue statement or omission contained in information furnished in writing to the Company by such holder of Common Stock, expressly for use therein and each such holder by its acceptance hereof severally agrees that it will indemnify and hold harmless the Company and each of its officers, directors and any underwriter and each person, if any, who controls the Company or any underwriter within the meaning of Section 15 of the Securities Act of 1933, as amended, with respect to losses, claims, damages or liabilities which are caused by any untrue statement or omission contained in information furnished in writing to the Company or any underwriter by such holder expressly for use therein.

     9.  Additional Right to Convert Warrant.
         -----------------------------------

         (a) The holder of this Warrant shall have the right to require the Company to convert this Warrant (the "Conversion Right") at any time prior to its expiration into shares of Common Stock as provided for in this Section 9. Upon exercise of the Conversion Right, the company shall deliver to the holder (without payment by the holder of any Exercise Price) that number of shares of Common Stock equal to the quotient obtained by dividing (x) the value of the Warrant at the time the Conversion Right is exercised (determined by subtracting the aggregate Exercise Price for the Warrant Shares in effect immediately prior to the exercise of the Conversion Right from the aggregate Fair Market Value for the Warrant Shares immediately prior to the exercise of the Conversion Right) by
(y) the Fair Market Value of one share of Common Stock immediately prior to the exercise of the Conversion Right.

         (b) The Conversion Right may be exercised by the holder, at any time or from time to time, prior to its expiration, on any business day by delivering a written notice in the form attached hereto (the "Conversion Notice") to the Company, at the offices of the Company, specifying (i) the total number of shares of Stock the Warrant holder will purchase pursuant to such conversion and
(ii) a place and date not less than one nor more than 20 business days from the date of the Conversion Notice for the closing of such purchase.

         (c) At any closing under Section 9(b) hereof, (i) the holder will surrender the Warrant and (ii) the Company will deliver to the holder a certificate or certificates for the number of shares of Common Stock issuable upon such conversion, together with cash, in lieu of any fraction of a share, and (iii) the Company will deliver to the holder a new Warrant representing the number of shares, if any, with respect to which the Warrant shall not have been exercised.

         (d) Fair Market Value of a share of Common Stock as of a particular date (the "Determination Date") shall mean:

             (i) If the Company's Common Stock is traded on an exchange or is quoted on the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") National Market System, then the average closing or last sale prices, respectively, reported for the ten (10) business days immediately preceding the Determination Date.

             (ii) If the Company's Common Stock is not traded on an exchange or quoted on the NASDAQ National Market System but is traded in the over-the-counter market, then the average closing bid and asked prices reported for the ten (10) business days immediately preceding the Determination Date.

     IN WITNESS WHEREOF, NetStar, Inc. has caused this Warrant to be signed by its duly authorized officers and this Warrant to be dated as of August 15, 1996.

                                         NetStar, Inc.


                                         By:___________________________________

                                         Printed Name:_________________________

                                         Its:__________________________________

ATTEST:

By:__________________________

Printed Name:________________

Its:_________________________

                            RESTRICTION ON TRANSFER


     The security evidenced hereby may not be sold, transferred, assigned, offered, pledged or otherwise distributed for value unless there is an effective registration statement under such act or laws covering such security or the Company receives an opinion of counsel for the Company stating that such sale, transfer, assignment, pledge or distribution is exempt from the registration and prospectus delivery requirements of the Securities Act of 1933,as amended, and all applicable state securities laws.

                               WARRANT EXERCISE
                               ----------------

                 (To be signed only upon execution of warrant)

     The undersigned, the holder of the foregoing warrant, hereby irrevocably elects to exercise the purchase right represented by such warrant for, and to purchase thereunder, ____________________________ of the Common Stock of Ascend Communications, Inc., to which such warrant relates and herewith makes payment of $____________________________ therefor in cash or by certified or cashier's check and requests that the certificates for such shares be issued in the name of, and be delivered to ____________________________, whose address is set forth below the signature of the undersigned.

     Dated:____________________________________________

           ____________________________________________
                           (Signature)


           ____________________________________________

           ____________________________________________

           ____________________________________________

                           (Address)

                              WARRANT CONVERSION

                (To be signed only upon conversion of warrant)

     The undersigned, the holder of the foregoing warrant, hereby irrevocably elects to exercise the conversion right provided in Section 9 of the warrant and to purchase thereunder, ____________________________ of the Common Stock of Ascend Communications, Inc., to which such warrant relates and herewith tender the warrant in full payment of the shares and requests that the certificates for such shares be issued in the name of, and be delivered to ____________________________, whose address is set forth below the signature of the undersigned.

     Dated:__________________________________________

           __________________________________________

                         (Signature)


           __________________________________________

           __________________________________________

           __________________________________________
                         (Address)

                              WARRANT ASSIGNMENT
                              ------------------

                 (To be signed only upon transfer of warrant)

     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ____________________________ the right represented by the foregoing warrant to purchase the Common Stock of Ascend Communications, Inc., to which the foregoing warrant relates and appoints ____________________________ attorney to transfer said right on the books of Ascend Communications, Inc., with full power of substitution in the premises.

     Dated:__________________________________________

           __________________________________________

                         (Signature)


           __________________________________________

           __________________________________________

           __________________________________________
                         (Address)

                          ASCEND COMMUNICATIONS, INC.

                         COMMON STOCK PURCHASE WARRANT


     Ascend Communications, Inc., a Delaware corporation (the "Company"), hereby agrees that, for value received, ____________________________________, or its assigns, is entitled, subject to the terms set forth below, to purchase from the Company at any time or from time to time after August 15, 1996, and before 3:00 p.m., California time, on April ___, 1999, ______________ shares of the $0.001 par value common stock of the Company (the "Common Stock"), at an exercise price of $9.19 per share, subject to adjustment as provided herein.

     1.  Exercise of Warrant.  The purchase rights granted by this Warrant
         -------------------
shall be exercised (in minimum quantities of 50 shares) by the holder surrendering this Warrant with the form of exercise attached hereto duly executed by such holder, to the Company at its principal office, accompanied by payment, in cash or by cashier's check payable to the order of the Company, of the purchase price payable in respect of the Common Stock being purchased. If less than all of the Common Stock purchasable hereunder is purchased, the Company will, upon such exercise, execute and deliver to the holder hereof a new Warrant (dated the date hereof) evidencing the number of shares of Common Stock not so purchased. As soon as practicable after the exercise of this Warrant and payment of the purchase price, the Company will cause to be issued in the name of and delivered to the holder hereof, or as such holder may direct, a certificate or certificates representing the shares purchased upon such exercise. The Company may require that such certificate or certificates contain on the face thereof a legend substantially as follows:

     "The transfer of the shares represented by this certificate is restricted pursuant to the terms of a Common Stock Purchase Warrant dated August 15, 1996, issued by Ascend Communications, Inc., a copy of which is available for inspection at the offices of Ascend Communications, Inc. Transfer may not be made except in accordance with the terms of the Common Stock Purchase Warrant. In addition, no sale, offer to sell or transfer of the shares represented by this certificate shall be made unless a Registration Statement under the Federal Securities Act of 1933, as amended (the "Act"), with respect to such shares is then in effect or an exemption from the registration requirements of the Act is then in fact applicable to such shares."

     2.  Negotiability and Transfer.  This Warrant is issued upon the
         --------------------------
following, terms, to which each holder hereof consents and agrees:

         (a) Until this Warrant is duly transferred on the books of the Company, the Company may treat the registered holder of this Warrant as absolute owner hereof for all purposes without being affected by any notice to the contrary.

         (b) Each successive holder of this Warrant, or of any portion of the rights represented thereby, shall be bound by the terms and conditions set forth herein.

     3.  Antidilution Adjustments.  If the Company shall at any time hereafter
         ------------------------
subdivide or combine its outstanding shares of Common Stock, or declare a dividend payable in Common Stock, the exercise price in effect immediately prior to the subdivision, combination or record date for such dividend payable in Common Stock shall forthwith be proportionately increased, in the case of combination, or proportionately decreased, in the case of subdivision or declaration of a dividend payable in Common Stock, and each share of Common Stock purchasable upon exercise of this Warrant, immediately preceding such event, shall be chanced to the number determined by dividing the then current exercise price by the exercise price as adjusted after such subdivision, combination or dividend payable in Common Stock.

     No fractional shares of Common Stock are to be issued upon the exercise of the Warrant, but the Company shall pay a cash adjustment in respect of any fraction of a share which would otherwise be issuable in an amount equal to the same fraction of the market price per share of Common Stock on the day of exercise as determined in good faith by the Company.

     In case of any capital reorganization or any reclassification of the shares of Common Stock of the Company, or in the case of any consolidation with or merger of the Company into or with another corporation, or the sale of all or substantially all of its assets to another corporation, which is effected in such a manner that the holders of Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for Common Stock, then, as a part of such reorganization, reclassification, consolidation, merger or sale, as the case may be, lawful provision shall be made so that the holder of the Warrant shall have the right thereafter to receive, upon the exercise hereof, the kind and amount of shares of stock or other securities or property which the holder would have been entitled to receive if, immediately prior to such reorganization, reclassification, consolidation, merger or sale, the holder had held the number of shares of Common Stock which were then purchasable upon the exercise of the Warrant. In any such case, appropriate adjustment (as determined in good faith by the Board of Directors of the Company) shall be made in the application of the provisions set forth herein with respect to the rights and interest thereafter of the holder of the Warrant, to the end that the provisions set forth herein (including provisions with respect to adjustments of the exercise price) shall thereafter be applicable, as nearly as reasonably may be, in relation to any shares of stock or other property thereafter deliverable upon the exercise of the Warrant.

     When any adjustment is required to be made in the exercise price, initial or adjusted, the Company shall forthwith determine the new exercise price, and

         (a) prepare and retain on file a statement describing in reasonable detail the method used in arriving, at the new exercise price; and

         (b) cause a copy of such statement to be mailed to the holder of the Warrant as of a date within ten (10) days after the date when the circumstances giving rise to the adjustment occurred.

     4.  Registration Rights.  Prior to making, any disposition of the Warrant
         -------------------
or of any Common Stock purchased upon exercise of the Warrant, the holder will give written notice to the Company describing briefly the manner of any such proposed disposition. The holder will not make any such disposition until (i) the Company has notified him that, in the opinion of its counsel registration under the Act is not required with respect to such disposition, or (ii) a Registration Statement covering the proposed distribution has been filed by the Company and has become effective. The holder then will make any disposition only pursuant to the conditions of such opinion or registration. The Company agrees that, upon receipt of written notice from the holder hereof with respect to such proposed distribution, it will use its best efforts, in consultation with the holder's counsel, to ascertain as promptly as possible whether or not registration is required, and will advise the holder promptly with respect thereto, and the holder will cooperate in providing the Company with information necessary to make such determination.

     If, at any time prior to April ___, 2001, the Company shall propose to file any Registration Statement (other than any registration on Forms S-4, S-8 or any other similarly inappropriate form or Registration Statement with respect to an initial public offering in which there are no selling shareholders) under the Securities Act of 1933, as amended, covering a public offering of the Company's Common Stock, it will notify the holder hereof at least forty-five (45) days prior to each such filing and will include in the Registration Statement (to the extent permitted by applicable regulation) the Common Stock purchased by the holder or purchasable by the holder upon the exercise of the Warrant to the extent requested by the holder hereof. Notwithstanding the foregoing. the number of shares of the holders of the Warrants proposed to be registered thereby shall be reduced pro rata with any other selling shareholder (other than the Company) upon the request of the managing underwriter of such offering. If the Registration Statement or Offering Statement filed pursuant to such forty-five
(45) day notice has not become effective within six months following the date such notice is given to the holder hereof, the Company must again notify such holder in the manner provided above.

     At any time prior to April ___, 1999, and provided that a registration statement on Form S-3 (or its equivalent) is then available to the Company, and on a one-time basis only, if the holders of 60% or more of the warrants and the shares acquired upon exercise of the Warrants request the registration of the shares on Form S-3 (or its equivalent), the Company shall promptly thereafter use its best efforts to effect the registration under the Securities Act of 1933, as amended, of all such shares which such holders request in writing, to be so registered, and in a manner corresponding to the methods of distribution described in such holders' request.

     All expenses of any such registrations referred to in this Section 4, except the fees of counsel to such holders and underwriting commissions or discounts, filing fees and any transfer or other taxes applicable to such shares, shall be borne by the Company.

     Upon effectiveness of a Registration Statement which includes shares of Common Stock purchased or purchasable upon the exercise of this Warrant in accordance with a valid demand registration right under this Section 4, the rights under this Warrant of all holders to make another such demand registration or election shall terminate. Each purchaser or transferee of a portion of this Warrant is responsible to determine whether his demand registration rights under this paragraph have been terminated by such an exercise. Any Warrants issued upon transfers subsequent to such an exercise shall have all of the provisions under this paragraph deleted.

     The Company will mail to each record holder, at the last known post office address, written notice of any exercise of the rights granted under this Section 4, by certified or registered mail, return receipt requested, and each holder shall have twenty (20) days from the date of deposit of such notice in the U.S. Mail to notify the Company in writing whether such holder wishes to join in such exercise.

     The Company will furnish the holder hereof with a reasonable number of copies of any prospectus included in such filings and will amend or supplement the same as required during the period of required use thereof; provided, that the expenses of any amendment or supplement made or filed more than three (3) months after the effective date of the Registration Statement or Offering, Statement, at the request of any holder, shall be paid by such holder. The Company will maintain the effectiveness of any Registration Statement or the Offering Statement filed by the Company, whether or not at the request of the holder hereof, for at least six (6) months following the effective date thereof.

     In the case of the filing of any Registration Statement, and to the extent permissible under the Securities Act of 1933, as amended, and controlling precedent thereunder, the Company and the holder hereof shall provide cross indemnification agreements to each other in customary scope covering the accuracy and completeness of the information furnished by each.

     The holder of the Warrant agrees to cooperate with the Company in the preparation and filing of any such Registration Statement or Offering Statement, and in the furnishing of information concerning the holder for inclusion therein, or in any efforts by the Company to establish that the proposed sale is exempt under the Act as to any proposed distribution.

     5.  Right to Convert.
         ----------------

         (a) The holder of this Warrant shall have the right to require the Company to convert this Warrant (the "Conversion Right"), at any time prior to its expiration, into shares of Common Stock as provided for in this Section 5. Upon exercise of the Conversion Right, the Company shall deliver to the holder (without payment by the holder of any exercise price) that number of shares of Common Stock equal to the quotient obtained by dividing (x) the value of the Warrant at the time the Conversion Right is exercised (determined by subtracting the aggregate exercise price for the Warrant Shares in effect immediately prior to the exercise of the Conversion Right from the aggregate Fair Market Value (as determined below) for the Warrant Shares immediately prior to the exercise of the Conversion Right) by (y) the Fair Market Value of one share of Common Stock immediately prior to the exercise of the Conversion Right.

         (b) The Conversion Right may be exercised by the holder, at any time or from time to time, prior to its expiration, on any business day, by delivering a written notice (the "CONVERSION NOTICE") to the Company at the offices of the Company exercising the Conversion Right and specifying (i) the total number of shares of Stock the Warrantholder will purchase pursuant to such conversion, and
(ii) a place, and a date not less than five (5) nor more than twenty (20) business days from the date of the Conversion Notice for the closing of such purchase.

         (c) At any closing under Section 5(b) hereof, (i) the holder will surrender the Warrant, (ii) the Company will deliver to the holder a certificate or certificates for the number of shares of Common Stock issuable upon such conversion, together with cash, in lieu of any fraction of a share, and (iii) the Company will deliver to the holder a new Warrant representing the number of shares, if any, with respect to which the Warrant shall not have been exercised.

         (d) "FAIR MARKET VALUE" of a share of Common Stock as of a particular date (the "DETERMINATION DATE") shall mean:

             (i) If the Company's Common Stock is traded on an exchange or is quoted on the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") National Market System, then the average closing or last sale prices, respectively, reported for the ten (10) business days immediately preceding the Determination Date.

             (ii) If the Company's Common Stock is not traded on an exchange or on the NASDAQ National Market System, but is traded in the over-the-counter market, then the average of the closing bid and asked prices reported for the ten (10) business days immediately preceding the Determination Date.

     6.  Notices.  The Company shall mail to the registered holder of the
         -------
Warrant, at his last known post office address appearing on the books of the Company, not less than fifteen (15) days prior to the date on which (a) a record will be taken for the purpose of determining the holders of Common Stock entitled to dividends (other than cash dividends) or subscription rights, or (b) a record will be taken (or in lieu thereof, the transfer books will be closed) for the purpose of determining the holders of Common Stock entitled to notice of and to vote at a meeting of stockholders at which any capital reorganization, reclassification of shares of Common Stock, consolidation, merger, dissolution, liquidation, winding up or sale of substantially all of the Company's assets shall be considered and acted upon.

     7.  Reservation of Common Stock.  A number of shares of Common Stock
         ---------------------------
sufficient to provide for the exercise of the Warrant upon the basis herein set forth shall at all times be reserved for the exercise thereof.

     8.  Miscellaneous.  Whenever reference is made herein to the issue or sale
         -------------
of shares of Common Stock, the term "COMMON STOCK" shall include any stock of any class of the Company other than preferred stock with a fixed limit on dividends and a fixed amount payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company.

     The Company will not, by amendment of its Articles of Incorporation or through reorganization, consolidation, merger, dissolution or sale of assets, or by any other voluntary act or deed, avoid or seek to avoid the observance or performance of any of the covenants, stipulations or conditions to be observed or performed hereunder by the Company, but will, at all times in good faith, assist, insofar as it is able, in the carrying out of all provisions hereof and in the taking of all other action which may be necessary in order to protect the rights of the holder hereof against dilution.

     Upon written request of the holder of this Warrant, the Company will promptly provide such holder with a then current written list of the names and addresses of all holders of warrants originally issued under the terms of, and concurrent with, this Warrant.

     The representations, warranties and agreements herein contained shall survive the exercise of this Warrant. References to the "holder of" include the immediate holder of shares purchased on the exercise of this Warrant, and the word "holder" shall include the plural thereof. This Common Stock Purchase Warrant shall be interpreted under the laws of the State of Minnesota.

     All shares of Common Stock or other securities issued upon the exercise of the Warrant shall be validly issued, fully paid and non-assessable, and the Company will pay all taxes in respect of the issuer thereof.

     Notwithstanding anything contained herein to the contrary, the holder of this Warrant shall not be deemed a stockholder of the Company for any purpose whatsoever until and unless this Warrant is duly exercised.

     IN WITNESS WHEREOF, this Warrant has been duly executed by Ascend Communications, Inc., as of this 15th day of August, 1996.

                                                     ASCEND COMMUNICATIONS, INC.



                                                     By:________________________


                                                     Title:_____________________

                             WARRANT EXERCISE FORM
                             ---------------------

                  To be signed only upon exercise of Warrant

     The undersigned, the holder of the within Warrant, hereby irrevocably elects to exercise the purchase right represented by such Warrant for, and to purchase thereunder, ____________________________ of the Shares of Ascend Communications, Inc. to which such Warrant relates and herewith makes payment of $______________ therefor in cash or by certified check, and requests that such shares be issued and be delivered to, ______________, the address for which is set forth below the signature of the undersigned.


Dated: ______________

______________________________      _______________________________
(Taxpayer's I.D. Number)            (Signature)

                                    _______________________________

                                    _______________________________
                                    (Address)


                  _________________________________________


                                ASSIGNMENT FORM
                                ---------------

             To be signed only upon authorized transfer of Warrant

     FOR VALUE RECEIVED, the undersigned hereby sells, assigns, and transfers unto ____________________________ the right to purchase Shares of Ascend Communications, Inc. to which the within Warrant relates and appoints ______________, attorney, to transfer said right on the books of Ascend Communications, Inc. with full power of substitution in the premises.

Dated:__________________            _______________________________
                                    (Signature)

                                    _______________________________

                                    _______________________________
                                    (Address)

                               WARRANT NO. ____
                       WARRANT FOR PURCHASE OF SHARES OF
                                 COMMON STOCK
                        OF ASCEND COMMUNICATIONS, INC.
                                AUGUST 15, 1996


     FOR VALUE RECEIVED, ____________________________, or registered assigns (the "Holder"), is entitled to purchase from Ascend Communications, Inc., a Delaware corporation (the "Company"), commencing on August 15, 1996 and on or before October 31, 1999, fully paid and nonassessable shares of the Company's Common Stock, $0.001 par value (such class of stock being hereinafter referred to as the "Common Stock" and such Common Stock as may be acquired upon exercise hereof being hereinafter referred to as the "Warrant Stock"), at an exercise price equal to $15.83 per share (the "Warrant Exercise Price").

     This Warrant is subject to the following provisions, terms, and conditions:

     1. The rights represented by this Warrant may be exercised by the Holder, in whole or in part (but not as to a fractional share of Common Stock), by written notice of exercise substantially in the form attached hereto as Schedule I, which notice shall be delivered to the Company accompanied by the surrender of this Warrant (properly endorsed if required) at the principal office of the Company and upon payment to the Company, by cash, certified check or bank draft, of the Warrant Exercise Price for such shares. The Company agrees that the Warrant Stock so purchased shall be and is deemed to be issued as of the close of business on the date on which this Warrant shall have been surrendered and payment made for such Warrant Stock as aforesaid. Certificates for the shares of Warrant Stock so purchased shall be delivered to the Holder within thirty (30) days after the rights represented by this Warrant shall have been so exercised, and, unless this Warrant has expired, a new Warrant representing the number of shares of Warrant Stock, if any, with respect to which this Warrant has not been exercised shall also be delivered to the Holder within such time. Notwithstanding the foregoing, however, the Company shall not be required to deliver any certificates for shares of Warrant Stock, except in accordance with the provisions and subject to the limitations of Paragraph 5 below.

     2. The Company covenants and agrees that all shares of Warrant Stock that may be issued upon the exercise of this Warrant will, upon issuance, be duly authorized and issued, fully paid and nonassessable and free from all taxes, liens, and charges with respect to the issuance thereof. The Company further covenants and agrees that until expiration of this Warrant, the Company will at all times have

- ----------------------------

     THIS AMOUNT IS SUBJECT TO THE RESTRICTIONS ON TRANSFER SET FORTH AT THE BOTTOM OF THE LAST PAGE HEREOF.

authorized, and reserved for the purpose of issuance upon exercise of this Warrant, a sufficient number of shares of Common Stock to provide for the exercise of this Warrant.

     3. The provisions in this Warrant relating to the Warrant Exercise Price and the number of shares of Warrant Stock to be issued upon exercise of this Warrant shall be subject to adjustment from time to time as hereinafter provided.

         (a) Upon each adjustment of the Warrant Exercise Price, the Holder of this Warrant shall thereafter be entitled to purchase, at the Warrant Exercise Price resulting from such adjustment, the number of shares of Common Stock obtained by multiplying the Warrant Exercise Price in effect immediately prior to such adjustment by the number of shares of Common Stock purchasable hereto immediately prior to such adjustment and dividing the product thereof by the Warrant Exercise Price resulting from such adjustment.

         (b) In case the Company shall at any time subdivide its outstanding Common Stock into a greater number of shares or declare a dividend payable in Common Stock, the Warrant Exercise Price in effect immediately prior to such subdivision shall be proportionately reduced and the number of shares of Common Stock purchasable pursuant to this Warrant shall be proportionately increased, and conversely, in case the Company's outstanding Common Stock shall be combined into a smaller number of shares, the Warrant Exercise Price in effect immediately prior to such combination shall be proportionately increased and the number of shares of Common Stock purchasable upon the exercise of this Warrant shall be proportionately reduced.

         (c) If any capital reorganization or reclassification of the capital stock of the Company, or consolidation or merger of the Company with another corporation, or the sale of all or substantially all of its assets to another corporation shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities or assets ("Substituted Property") with respect to or in exchange for such Common Stock, then, as a condition of such reorganization, reclassification, consolidation, merger or sale, the Holder shall have the right to purchase and receive upon the basis and upon the terms and conditions specified in this Warrant, and in lieu of the Common Stock of the Company immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby, such Substituted Property as would have been issued or delivered to the Holder if it had exercised this Warrant and had received upon exercise of this Warrant the Common Stock prior to such reorganization, reclassification, consolidation, merger, or sale. The Company shall not effect any such consolidation, merger, or sale, unless prior to the consummation thereof the successor corporation (if other than the Company) resulting from such consolidation or merger or the corporation purchasing such assets shall assume by written instrument executed and mailed to the Holder at the last address of the Holder appearing on the books of the Company, the obligation to deliver to the Holder such Substituted Property as, in accordance with the foregoing provisions, the Holder may be entitled to purchase.

         (d) If the Company takes any other action, or if any other event occurs which does not come within the scope of the provisions of Paragraphs 3 (b) or 3
(c), but which should result in an adjustment in the Warrant Exercise Price and/or the number of shares subject to the Warrant in order to fairly protect the purchase rights of the Holder, an appropriate adjustment in such purchase rights shall be made by the Company.

         (e) Upon any adjustment of the Warrant Exercise Price or the number of shares issuable upon of this Warrant, the Company shall give written notice thereof, by first class mail, postage prepaid, addressed to the Holder at the address of the Holder as shown on the books of the Company, which notice shall state the Warrant Exercise Price resulting from such adjustment and the increase or decrease, if any, in the number of shares purchasable at such price upon the exercise of this Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

     4. This Warrant shall not entitle the Holder to any voting, rights or other rights as a shareholder of the Company.

     5. The Holder, by acceptance hereof, represents and warrants that (a) it is acquiring this Warrant for its own account for investment purposes only and not with a view to its resale or distribution and (b) it has no present intention to resell or otherwise dispose of all or any part of this Warrant. Other than pursuant to registration under federal and applicable state securities laws or an exemption from such registration, the availability of which the Company shall determine in its sole discretion, neither this Warrant nor any shares of Warrant Stock may be sold, pledged, assigned, or otherwise disposed of (whether voluntarily or involuntarily). The Company may condition such sale, pledge, assignment, or other disposition on the receipt from the party to whom this Warrant is to be so transferred or to whom Warrant Stock is to be issued or so transferred of any representations and agreements requested by the Company in order to permit such issuance or transfer to be made pursuant to exemptions from registration under federal and applicable state securities laws. Each certificate representing the Warrant (or any part thereof) and any shares of Warrant Stock shall bear appropriate legends setting, forth these restrictions on transferability. The Holder, by acceptance hereof, agrees to give written notice to the Company before transferring this Warrant or any shares of Warrant Stock of the Holder's intention to do so, describing briefly the manner of any proposed transfer. Within thirty (30) days after receiving such written notice, the Company shall notify the Holder as to whether such transfer may be effected and of the conditions to any such transfer.

     6. This Warrant shall be transferable only on the books of the Company by the Holder in person, or by duly authorized attorney, on surrender of the Warrant, properly assigned.

     7. Neither this Warrant nor any terms hereof may be changed, waived, discharged, or terminated orally but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge, or termination is sought.

     IN WITNESS WHEREOF, the Company has caused this Note to be executed on its behalf by its duly authorized officer on the day and year first above written.

                                                     ASCEND COMMUNICATIONS, INC.


                                                     By:_______________________

                                                     Its:______________________



     THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, OR APPLICABLE STATE SECURITIES LAW. THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED FOR SALE, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ASSIGNED OR OTHERWISE DISPOSED OF, AND NO TRANSFER OF THE SECURITIES WELL BE MADE BY THE COMPANY OR ITS TRANSFER AGENT, IN THE ABSENCE OF SUCH REGISTRATION OR AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

                          ASCEND COMMUNICATIONS, INC.

                         COMMON STOCK PURCHASE WARRANT


     Ascend Communications, Inc., a Delaware corporation (the "Company"), hereby agrees that, for value received, ____________________________________, or its assigns, is entitled, subject to the terms set forth below, to purchase from the Company at any time or from time to time after August 15, 1996, and before 2:30 p.m., California time, on September 19, 2000, One Hundred Thirty Four Thousand Five Hundred Twelve (134,512) Shares of the Company at an exercise price of $29.67 per Share (the "Shares").

     1.  Exercise of Warrant. The purchase rights granted by this Warrant shall
         -------------------
be exercised (in minimum quantities of 50 Shares) by the holder surrendering this Warrant with the form of exercise attached hereto duly executed by such holder, to the Company at its principal office, accompanied by payment, in cash or by cashier's check payable to the order of the Company, of the purchase price payable in respect of the Shares being purchased. If less than all of the Shares purchasable hereunder are purchased, the Company will, upon such exercise, execute and deliver to the holder hereof a new Warrant (dated the date hereof) evidencing the number of Shares not so purchased. As soon as practicable after the exercise of this Warrant and payment of the purchase price, the Company will cause to be issued in the name of and delivered to the holder hereof, or as such holder may direct, a certificate or certificates representing the Shares purchased upon such exercise. The Company may require that such certificate or certificates contain on the face thereof a legend substantially as follows:

         "The transfer of the Shares represented by this certificate is restricted pursuant to the terms of a Common Stock Purchase of Warrant dated August 15, 1996, issued by Ascend Communications, Inc., a copy which is available for inspection at the offices of Ascend Communications, Inc.. Transfer may not be made except in accordance with the terms of the Common Stock Purchase Warrant. In addition, no sale, offer to sell or transfer of the Shares represented by this certificate shall be made without (i) the opinion of counsel satisfactory to Ascend Communications, Inc. that such sale, offer or transfer may be made without registration or qualification under the Federal Securities Act of 1933, as amended (the "ACT"), and applicable state securities laws or (ii) such registration or qualification."

     2.  Negotiability and Transfer.  This Warrant is issued upon the following
         --------------------------
terms, to which each holder hereof consents and agrees:

         (a) Except where directed by a court of competent jurisdiction pursuant to the dissolution or liquidation of a corporate holder hereof, for the period ending September 19, 1996, title to this Warrant may not be sold, transferred, assigned or hypothecated, except that within such one-year period, title to this Warrant may be transferred to (i) a person who is both an officer and a shareholder of R. J. Steichen & Company (the "Underwriter"), (ii) a successor in interest to the business of the Underwriter (a "Successor"), (iii) a person who is both an officer and a shareholder of a Successor, or (iv) a person who is an employee of the Underwriter or a Successor, but only if such employee is also an officer of the Underwriter or a Successor; such transfer to be by endorsement (by the holder hereof executing the form of assignment attached hereto) and delivery in the same manner as in the case of a negotiable instrument transferrable by endorsement and delivery.

         (b) Until this Warrant is duly transferred on the books of the Company, the Company may treat the registered holder of this Warrant as absolute owner hereof for all purposes without being affected by any notice to the contrary.

         (c) Each successive holder of this Warrant, or of any portion of the rights represented thereby, shall be bound by the terms and conditions set forth herein.

     3.  Antidilution Adjustments.  If the Company shall at any time hereafter
         ------------------------
subdivide or combine its outstanding shares of Common Stock, or declare a dividend payable in Common Stock, the exercise price in effect immediately prior to the subdivision, combination or record date for such dividend payable in Common Stock shall forthwith be proportionately increased, in the case of combination, or proportionately decreased, in the case of subdivision or declaration of a dividend payable in Common Stock, and the number of Shares purchasable upon exercise of this Warrant, immediately preceding such event, shall be changed to the number determined by dividing the then current exercise price by the exercise price as adjusted after such subdivision, combination or dividend payable in Common Stock and multiplying the result of such division against the number of Shares purchasable upon the exercise of this Warrant immediately preceding such event, so as to achieve an exercise price and number of Shares purchasable after such event proportional to such exercise price and number of Shares purchasable immediately preceding such event. All calculations hereunder shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be.

     No fractional Shares are to be issued upon the exercise of this Warrant, but the Company shall pay a cash adjustment in respect of any fraction of a Share which would otherwise be issuable in an amount equal to the same fraction of the market price per share of Shares on the day of exercise as determined in good faith by the Company.

     In case of any capital reorganization or any reclassification of the shares of Common Stock of the Company, or in the case of any consolidation with or merger of the Company into or with another corporation, or the sale of all or substantially all of its assets to another corporation, which is effected in such a manner that the holders of Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for Common Stock, then, as a part of such reorganization, reclassification, consolidation, merger or sale, as the case may be, lawful provision shall be made so that the holder of the Warrant shall have the right thereafter to receive, upon the exercise hereof, the kind and amount of shares of stock or other securities or property which the holder would have been entitled to receive if, immediately prior to such reorganization, reclassification, consolidation, merger or sale, the holder had held the number of Shares which were then purchasable upon the exercise of the Warrant. In any such case, appropriate adjustment (as determined in good faith by the Board of Directors of the Company) shall be made in the application of the provisions set forth herein with respect to the rights and interest thereafter of the holder of the Warrant, to the end that the provisions set forth herein (including provisions with respect to adjustments of the exercise price) shall thereafter be applicable, as nearly as reasonably may be, in relation to any shares of stock or other property thereafter deliverable upon the exercise of the Warrant.

     When any adjustment is required to be made in the exercise price, initial or adjusted, the Company shall forthwith determine the new exercise price, and

         (a) prepare and retain on file a statement describing in reasonable detail the method used in arriving at the new exercise price; and

         (b) cause a copy of such statement to be mailed to the holder of the Warrant as of a date within ten (10) days after the date when the circumstances giving rise to the adjustment occurred.

     4.  Registration Rights.  Prior to making any disposition of the Warrant
         -------------------
or of any Shares purchased upon exercise of the Warrant, the holder will give written notice to the Company describing briefly the manner of any such proposed disposition. The holder will not make any such disposition until (i) the Company has notified him that, in the opinion of its counsel, registration under the Act is not required with respect to such disposition, or (ii) a Registration Statement covering the proposed distribution has been filed by the Company and has become effective. The Company agrees that, upon receipt of written notice from the holder hereof with respect to such proposed distribution, it will use its best efforts, in consultation with the holder's counsel, to ascertain as promptly as possible whether or not registration is required, and will advise the holder promptly with respect thereto, and the holder will cooperate in providing the Company with information necessary to make such determination.

     If, at any time prior to September 19, 2002, the Company shall propose to file any Registration Statement (other than any registration on Forms S-4, S-8 or any other similarly inappropriate form) under the Securities Act of 1933, as amended, covering a public offering of the Company's Shares or other shares of Common Stock, it will notify the holder hereof at least thirty (30) days prior to each such filing and will include in the Registration Statement (to the extent permitted by applicable regulation), the Shares purchased by the holder or purchasable by the holder upon the exercise of the Warrant to the extent requested by the holder hereof.

Notwithstanding the foregoing, the number of Shares of the holders of the Warrants proposed to be registered thereby shall be reduced pro rata with any other selling shareholder (other than the Company) upon the reasonable request of the managing underwriter of such offering.

     At any time prior to September 19, 2000, and provided that a registration statement on Form S-3 (or its equivalent) is then available to the Company, and on a one-time basis only, if the holders of 50% or more of the Warrants and/or the Shares acquired upon exercise of the Warrants request the registration of at least 51% of the Shares on Form S-3 (or its equivalent), the Company shall promptly thereafter use its best efforts to effect the registration under the Securities Act of 1933, as amended, of all such shares which such holders request in writing to be so registered, and in a manner corresponding to the methods of distribution described in such holders' request (and with respect to the "demand" registration rights referred to immediately above, on a one-time basis only).

     All expenses of any such registrations referred to in this Section 4, except the fees of counsel to such holders and underwriting commissions or discounts, filing fees, and any transfer or other taxes applicable to such shares, shall become by the Company.

     The Company will mail to each record holder, at the last known post office address, written notice of any exercise of the rights granted under this paragraph 4, by certified or registered mail, return receipt requested, and each holder shall have twenty (20) days from the date of deposit of such notice in the U.S. Mail to notify the Company in writing whether such holder wishes to join in such exercise.

     The Company will furnish the holder hereof with a reasonable number of copies of any prospectus included in such filings and will amend or supplement the same as required during the period of required use thereof. The Company will maintain, at its expense, the effectiveness of any Registration Statement or the Offering Statement filed by the Company, whether or not at the request of the holder hereof, for a time sufficient to allow for the disposition of the Shares, but not to exceed one hundred eighty (180) days, following the effective date thereof.

     In the case of the filing of any Registration Statement, and to the extent permissible under the Securities Act of 1933, as amended, and controlling precedent thereunder, the Company and the holder hereof shall provide cross indemnification agreements to each other in customary scope covering the accuracy and completeness of the information furnished by each.

     The holder of the Warrant agrees to cooperate with the Company in the preparation and filing of any such Registration Statement or Offering Statement, and in the furnishing of information concerning the holder for inclusion therein, or in any efforts by the Company to establish that the proposed sale is exempt under the Act as to any proposed distribution.

     Shares shall cease to be entitled to the registration rights set forth in this Section 4 when they (i) shall have been disposed of pursuant to an effective registration statement under the Securities Act, or (ii) they shall have been distributed to the public pursuant to Rule 144 promulgated under the Securities Act.

     5.  Right to Convert.
         ----------------

         (a) The holder of this Warrant shall have the right to require the Company to convert this Warrant (the "CONVERSION RIGHT"), at any time after September 16, 1996 and prior to its expiration, into shares of Common Stock as provided for in this Section 5. Upon exercise of the Conversion Right, the Company shall deliver to the holder (without payment by the bolder of any exercise price) that number of shares of Common Stock equal to the number of shares of Common Stock resulting from multiplying the number of shares requested to be converted hereunder times the quotient obtained by dividing (x) the value of the Warrant at the time the Conversion Right is exercised (determined by subtracting the aggregate exercise price for the Warrant Shares in effect immediately prior to the exercise of the Conversion Right from the aggregate Fair Market Value (as determined below) for the Warrant Shares immediately prior to the exercise of the Conversion Right) by (y) the Fair Market Value of one share of Common Stock immediately prior to the exercise of the Conversion Right.

          (b) The Conversion Right may be exercised by the holder, at any time or from time to time, prior to its expiration, on any business day, by delivering a written notice (the "CONVERSION NOTICE") to the Company at the offices of the Company exercising the Conversion Right and specifying (i) the total number of shares of Stock the Warrantholder will purchase pursuant to such conversion, and (ii) a place, and a date not less than five (5) nor more than twenty (20) business days from the date of the Conversion Notice for the closing of such purchase.

         (c) At any closing under Section 5(b) hereof, (i) the holder will surrender the Warrant, (ii) the Company will deliver to the holder a certificate or certificates for the number of shares of Common Stock issuable upon such conversion, together with cash, in lieu of any fraction of a share, and (iii) the Company will deliver to the holder a new Warrant representing the number of shares, if any, with respect to which the Warrant shall not have been converted.

         (d) "FAIR MARKET VALUE" of a share of Common Stock as of a particular date (the "DETERMINATION DATE") shall mean:

             (i) If the Company's Common Stock is traded on an exchange or is quoted on The Nasdaq National Market or Small-Cap Market, then the average closing or last sale prices, respectively, reported for the ten (10) business days immediately preceding the Determination Date.

             (ii) If the Company's Common Stock is not traded on an exchange or on The Nasdaq National Market or Small-Cap Market, but is traded in the over-the-counter market, then the average of the closing bid and asked prices reported for the ten (10) business days immediately preceding the Determination Date.

     6.  Notices.  The Company shall mail to the registered holder of the
         -------
Warrant, at his or her last known post office address appearing on the books of the Company, not less than fifteen (15) days prior to the date on which (a) a record will be taken for the purpose of determining the holders of Shares entitled to dividends (other than cash dividends) or subscription rights, or (b) a record will be taken (or in lieu thereof, the transfer books will be closed) for the purpose of determining the holders of common stock entitled to notice of and to vote at a meeting of shareholders at which any capital reorganization, reclassification of common stock, consolidation, merger, dissolution, liquidation, winding up or sale of substantially all of the Company's assets shall be considered and acted upon.

     7.  Reservation of Common Stock.  A number of shares of Common Stock
         ---------------------------
sufficient to provide for the exercise of the Warrant and the Shares included therein upon the basis herein set forth shall at all times be reserved for the exercise thereof

     8.  Miscellaneous.  Whenever reference is made herein to the issue or sale
         -------------
of shares of Common Stock, the term "Common Stock" shall include any stock of any class of the Company other than preferred stock that has a fixed limit on dividends or a payment preference in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company.

     The Company will not, by amendment of its articles of incorporation or through reorganization, consolidation, merger, dissolution or sale of assets, or by any other voluntary act or deed, avoid or seek to avoid the observance or performance of any of the covenants, stipulations or conditions to be observed or performed hereunder by the Company, but will, at all times in good faith, assist, insofar as it is able, in the carrying out of all provisions hereof and in the taking of all other action which may be necessary in order to protect the rights of the holder hereof against dilution.

     Upon written request of the holder of this Warrant, the Company will promptly provide such holder with a then current written list of the names and addresses of all holders of warrants originally issued under the terms of, and concurrent with, this Warrant.

     The representations, warranties and agreements herein contained shall survive the exercise of this Warrant. References to the "holder of" include the immediate holder of shares purchased on the exercise of this Warrant, and the word "holder" shall include the plural thereof. This Common Stock Purchase Warrant shall be interpreted under the laws of the State of Minnesota.

     All Shares or other securities issued upon the exercise of the Warrant shall be validly issued, fully paid and non-assessable, and the Company will pay all taxes in respect of the issuer thereof.

     Notwithstanding anything contained herein to the contrary, the holder of this Warrant shall not be deemed a stockholder of the Company for any purpose whatsoever until and unless this Warrant is duly exercised.

     IN WITNESS WHEREOF, this Warrant has been duly executed by Ascend Communications, Inc., as of this 15th day of August 1996.

                                                     ASCEND COMMUNICATIONS, INC.


                                                     By:_______________________

                                                     Title:____________________

                             WARRANT EXERCISE FORM
                             ---------------------

                  To be signed only upon exercise of Warrant

     The undersigned, the holder of the within Warrant, hereby irrevocably elects to exercise the purchase right represented by such Warrant for, and to purchase thereunder, ____________________________ of the Shares of Ascend Communications, Inc. to which such Warrant relates and herewith makes payment of $______________ therefor in cash or by certified check, and requests that such shares be issued and be delivered to, ______________, the address for which is set forth below the signature of the undersigned.


Dated:__________________________

________________________________    __________________________________
(Taxpayer's I.D. Number)            (Signature)

                                    __________________________________

                                    __________________________________
                                    (Address)

                  ------------------------------------------


                                ASSIGNMENT FORM
                                ---------------

             To be signed only upon authorized transfer of Warrant

     FOR VALUE RECEIVED, the undersigned hereby sells, assigns, and transfers unto ____________________________ the right to purchase Shares of Ascend Communications, Inc. to which the within Warrant relates and appoints ______________, attorney, to transfer said right on the books of Ascend Communications, Inc. with full power of substitution in the premises.

Dated:___________________________   __________________________________
                                    (Signature)

                                    __________________________________

                                    __________________________________
                                     (Address)